Exhibit 1

                            AGREEMENT OF JOINT FILING


          Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.01 per share, of First Aviation Services, Inc., a Delaware corporation.

Dated: as of September 4, 2002


                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                  By: Wynnefield Capital Management, LLC,
                                      General Partner

                                  By: /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, Co-Managing Member


                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                  By: Wynnefield Capital Management, LLC,
                                      General Partner


                                  By: /s/ Nelson Obus
                                      ------------------------------------------
                                       Nelson Obus, Co-Managing Member


                                  WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                  By:  Wynnefield Capital, Inc.


                                  By: /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, President


                                  WYNNEFIELD CAPITAL MANAGEMENT, LLC


                                  By: /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, Co-Managing Member


                                  WYNNEFIELD CAPITAL, INC.

                                  By: /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, President


                                  CHANNEL PARTNERSHIP II, L.P.

                                  By: /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, General Partner


                                  /s/ Nelson Obus
                                  ----------------------------------------------
                                  Nelson Obus, Individually